UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2022

GSR II Meteora Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3203989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

840 Park Drive East Boca Raton, Florida	33432
(Address of Principal Executive Offices)	(Zip Code)

(561-532-4682)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one warrant and one sixteenth of one right	GSRMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GSRM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GSRMW	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one share of Class A common stock	GSRMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 1, 2022, GSR II Meteora Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 27,500,000 units (the “Units”). In connection with the closing, the underwriter fully exercised its over-allotment option to purchase 4,125,000 additional Units (the “OA Option”) for an aggregate of 31,625,000 Units sold. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of the Company, one redeemable warrant of the Company (the “Public Warrants”), with each whole Public Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share, and one sixteenth of one right (the “Rights”), with each whole right entitling the holder thereof to receive one whole share of Class A Common Stock. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $316,250,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-261965) (the “Registration Statement”):

•

an Underwriting Agreement, dated February 24, 2022 (the “Underwriting Agreement”), among the Company and Oppenheimer & Co. Inc., as representative of the underwriter named therein (the “Underwriter”), attached hereto as Exhibit 1.1 and incorporated herein by reference;

•	a Business Combination Marketing Agreement, dated February 24, 2022, among the Company and Underwriter attached hereto as Exhibit 1.2 and incorporated herein by reference;

•

a Letter Agreement, dated February 24, 2022, among the Company, its officers and directors, GSR II Meteora Sponsor LLC (the “Sponsor”) and Oppenheimer & Co. Inc. attached hereto as Exhibit 10.1 and incorporated herein by reference;

•

an Investment Management Trust Agreement, dated February 24, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee, attached hereto as Exhibit 10.2 and incorporated herein by reference;

•	a Registration Rights Agreement, dated February 24, 2022, among the Company and certain security holders named therein, attached hereto as Exhibit 10.3 and incorporated herein by reference;

•	a Private Placement Warrants Purchase Agreement, dated February 24, 2022, between the Company and the Sponsor, attached hereto as Exhibit 10.4 and incorporated herein by reference;

•

a Warrant Agreement, dated February 24, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, attached hereto as Exhibit 4.1 and incorporated herein by reference; and

•	a Rights Agreement, dated February 24, 2022, between the Company and Continental Stock Transfer & Trust Company, as Rights agent.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO and the OA Option, the Company completed the private sale of 12,223,750 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant (the “Private Placement”), to the Sponsor, generating gross proceeds to the Company of $12,223,750. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO and OA Option except that, they (i) may be exercised for cash or on a cashless basis, and (ii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2022, in connection with the IPO, Eve Mongiardo, Baris Guzel, David Lorber and Michael Moe (together with Gus Garcia, Lewis Silberman and Anantha Ramamurti, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective February 24, 2022, each of Ms. Mongiardo, Mr. Guzel and Mr. Moe was also appointed to the audit committee of the Board, with Ms. Mongiardo serving as the chair of the audit committee. Effective February 24, 2022, each of David Lorber, Mr. Guzel and Mr. Moe was also appointed to the compensation committee of the Board, with Mr. Lorber serving as the chair of the compensation committee.

On February 16, 2022, the Sponsor transferred 20,000 shares of the Company’s Class B common stock to each of Ms. Mongiardo, Mr. Guzel, Mr. Lorber and Mr. Moe. The Company will reimburse the Directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Following the appointments of Ms. Mongiardo, Mr. Guzel, Mr. Lorber and Mr. Moe, the Board is comprised of three classes. The term of office of the first class of directors, consisting of Mr. Moe and Mr. Lorber, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Mr. Guzel and Ms. Mongiardo, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Mr. Garcia, Mr. Silberman and Mr. Ramamurti, will expire at the third annual meeting of stockholders.

The Company has entered into indemnity agreements with the Directors, Co-Chief Executive Officers and Secretary of the Company, each dated February 24, 2022. Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2022, the Company filed its Third Amended and Restated Certificate of Incorporation in the State of Delaware. The terms of the Third Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Third Amended and Restated Certificate of Incorporation is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

A total of $320,993,750, comprised of $312,205,000 of the proceeds from the IPO, including $11,068,750 payable to the Underwriter for advisory services in connection with a business combination, and $8,788,750 of the proceeds from the Private Placement, were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s Second Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 15 months from the closing of the IPO (the Company may extend the period of time to complete an initial business combination up to three times by an additional one month each (for a total of up to 18 months to consummate an initial business combination)) (the “Extension Period”), if the Company extends the period of time to consummate a business combination, subject to the Sponsor depositing additional funds into the trust account as described in more detail in the Registration Statement or (ii) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of all of the Company’s public shares if it has not completed its business combination within 15 months (or up to 16 months, 17 months or 18 months, as applicable) from the closing of the IPO or during the Extension Period, subject to applicable law. An audited balance sheet as of March 1, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

On November 16, 2021, our founder acquired 5,750,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.004 per share. Prior to the initial investment in the company of an aggregate of $25,000 by our founder we had no assets, tangible or intangible. On December 28, 2021, the Company effected a 1.10-for-1 stock split for all outstanding shares of Class B common stock, resulting in an aggregate of 6,325,000 shares of Class B common stock outstanding. On January 20, 2022, the Company effected a 5-for-4 stock split for all outstanding shares of Class B common stock, resulting in an aggregate of 7,906,250 shares of Class B common stock outstanding. On February 16, 2022, the sponsor transferred 20,000 shares to each of the independent directors. Our independent directors have agreed that such shares will not vest until and unless the last reported closing price of the Class A common stock (or the equivalent security following the business combination) of the Company or applicable successor exceeds $10.00 per share for twenty days during any thirty day period starting on the first trading day immediately after the Company consummates its initial business combination.

On February 24, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO, which occurred on February 24, 2022. On March 1, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and OA Option.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated February 24, 2022, among the Company and Oppenheimer & Co. Inc.

1.2	Business Combination Marketing Agreement, dated February 24, 2022, among the Company and Oppenheimer & Co. Inc.

3.2	Amended and Restated Certificate of Incorporation, dated February 28, 2022.

4.5	Form of Warrant Agreement, dated February 24, 2022 between Continental Stock Transfer & Trust Company and the Company.

4.6	Rights Agreement, dated February 24, 2022, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated February 24, 2022, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated February 24, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated February 24, 2022, among the Company and certain security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated February 24, 2022, between the Company and the Sponsor.

99.1	Press Release dated February 24, 2022

99.2	Press Release dated March 1, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSR II Meteora Acquisition Corp.

Date: March 1, 2022	By:	/s/ Gus Garcia
	Name:	Gus Garcia
	Title:	Co-Chief Executive Officer

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